[Logo] MFS(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)







                              MFS(R) MONEY MARKET FUND
                              MFS(R) GOVERNMENT MONEY MARKET FUND
                              ANNUAL REPORT O AUGUST 31, 1998




                               [Graphic Omitted]





              ----------------------------------------------------------
                 DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 19)
              ----------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Portfolio of Investments ..................................................  7
Financial Statements ......................................................  9
Notes to Financial Statements ............................................. 14
Independent Auditors' Report .............................................. 17
Trustees and Officers ..................................................... 21


--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------

   o THE ANNUALIZED YIELD ON AN INVESTMENT IN MFS(R) MONEY MARKET FUND FOR THE SEVEN-DAY PERIOD ENDED AUGUST 31, 1998, WAS 5.04% VERSUS 4.95% FOR THE SAME PERIOD ENDED AUGUST 31, 1997. FOR THE SAME PERIODS, THE ANNUALIZED YIELD ON AN INVESTMENT IN MFS(R) GOVERNMENT MONEY MARKET FUND ROSE FROM 4.87% TO 4.88%. (PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.)

   o AT PRESENT, WE BELIEVE MFS MONEY MARKET FUNDS LOOK ESPECIALLY ATTRACTIVE CONSIDERING THE VOLATILITY IN THE DOMESTIC AND OVERSEAS MARKETS.

   o THE PORTFOLIO OF MFS MONEY MARKET FUND INCLUDES ONLY THE HIGHEST-QUALITY CORPORATE, BANK, AND GOVERNMENT SECURITIES, WHILE MFS GOVERNMENT MONEY MARKET FUND'S PORTFOLIO INVESTS 100% OF ITS ASSETS IN SECURITIES ISSUED OR GUARANTEED BY THE U.S. TREASURY OR AGENCIES OR INSTRUMENTALITIES OF THE U.S. GOVERNMENT, INCLUDING REPURCHASE AGREEMENTS COLLATERALIZED BY SUCH SECURITIES.

--------------------------------------------------------------------------------



        ---------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
        ---------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------


[Photo of Jeffrey L. Shames]


----------------------------
      Jeffrey L. Shames

Dear Shareholders,
In the coming year, MFS will celebrate its 75\t/\h/ anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this summer's volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that this market correction is overdue and could continue for several months. However, in our view, this is a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. This retreat has helped correct some -- but not all -- of the overvaluations that have been building in the markets for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies'

earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, it was at about 28, and it declined to approximately 25 by early September. If this summer's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political gridlock and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, most of these economies are still very weak and the situation could turn worse before getting better. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

-----------------------------


[Photo of Jean O. Alessandro]


-----------------------------
      Jean O. Alessandro

Dear Shareholders,
Except for typical year-end pressures, short-term interest rates have remained flat over the past year. As a result, the annualized yield on an investment in MFS MONEY MARKET FUND for the seven-day period ended August 31, 1998, was 5.04%, versus 4.95% for the same period ended August 31, 1997. For the same periods, the annualized yield on an investment in MFS GOVERNMENT MONEY MARKET FUND rose from 4.87% to 4.88%. At present, we believe MFS money market funds look especially attractive considering the volatility in the domestic and overseas markets. As a comparison, two-year and five-year U.S. Treasuries are yielding 4.90%. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

During the past year, the Federal Reserve Board (the Fed) did not adjust monetary policy due to strong economic growth and low inflation offset by worldwide economic woes. The federal funds rate, the interest rate charged by banks to other banks in need of overnight loans, has remained at 5.50% for the entire period, and yields on 90-day commercial paper have stayed relatively unchanged. With continued turmoil in the world financial markets, we look for the Fed to adopt a neutral to easing bias in the next several months; thus, we expect short-term interest rates to remain flat or to move slightly lower.

The average maturities for MFS MONEY MARKET FUND and MFS GOVERNMENT MONEY MARKET FUND on August 31, 1998, were 42 and 45 days, respectively, versus 39 and 41 days on August 31, 1997. Going forward, we will target the 45- to 50-day average maturity range given our expectation of lower interest rates.

The portfolio of MFS MONEY MARKET FUND includes only the highest-quality corporate, bank, and government securities in order to provide investors with maximum security against credit risk. The Fund has no direct exposure to Russia, Asia, or Latin America. In fact, on August 31, 1998, approximately 64% of this Fund's net assets were invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, including repurchase agreements collateralized by such securities. At the same time, MFS GOVERNMENT MONEY MARKET FUND'S portfolio goes further, investing 100% of its assets in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, including repurchase agreements collateralized by such securities. With such conservative guidelines and restrictions, we believe both Funds should be well positioned to meet their objective of current income with preservation of capital and liquidity.

    Respectfully,

/s/ Jean O. Alessandro

    Jean O. Alessandro
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JEAN O. ALESSANDRO IS A PORTFOLIO MANAGER AT MFS INVESTMENT
   MANAGEMENT(R). SHE MANAGES MFS(R) CASH RESERVE FUND, MFS(R) GOVERNMENT MONEY MARKET FUND, MFS(R) MONEY MARKET FUND, MFS(R) MERIDIAN(SM) MONEY MARKET FUND, THE MONEY MARKET SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS AND MFS(R) VARIABLE INSURANCE TRUST.

   MS. ALESSANDRO JOINED MFS IN 1986 AS A FIXED-INCOME TRADING ASSISTANT. FROM 1986 TO 1990, SHE WAS A MONEY MARKET TRADER AND, FROM 1990 TO 1993, A SENIOR MONEY MARKET SPECIALIST. SHE HAS BEEN AN INVESTMENT OFFICER SINCE 1993.

   MS. ALESSANDRO EARNED A BACHELOR'S DEGREE FROM THE UNIVERSITY OF
   CONNECTICUT.

--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:               THE FUNDS SEEK AS HIGH A LEVEL OF CURRENT INCOME AS
                           IS CONSIDERED CONSISTENT WITH THE PRESERVATION OF
                           CAPITAL AND LIQUIDITY.

  COMMENCEMENT             OF INVESTMENT OPERATIONS: MFS MONEY MARKET FUND --
                           DECEMBER 19, 1975 MFS GOVERNMENT MONEY MARKET FUND --
                           FEBRUARY 26, 1982

  SIZE: MFS MONEY MARKET FUND -- $1.1 BILLION NET ASSETS AS OF AUGUST 31, 1998 MFS GOVERNMENT MONEY MARKET FUND -- $44.8 MILLION NET ASSETS AS OF AUGUST 31, 1998

  INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- August 31, 1998

MFS Money Market Fund
Commercial Paper - 38.7%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
  Archer Daniels Midland Co., due 10/13/98 - 12/08/98                $ 21,000           $   20,806,695
  Associates Corp. of North America, due 9/01/98                       50,000               50,000,000
  BankAmerica Corp., due 9/14/98                                       10,000                9,980,139
  Bellsouth Telecomm, Inc., due 9/03/98                                 7,900                7,897,591
  Carolina Power & Light Co., due 9/25/98 - 10/05/98                   15,000               14,937,133
  Caterpillar Financial Services NV, due 9/11/98                       10,000                9,984,722
  Coca-Cola Co., due 10/19/98                                          12,000               11,912,480
  Consolidated Natural Gas Co., due 10/01/98                           10,000                9,954,250
  Du Pont (E.I.) de Nemours & Co., due 9/02/98 - 10/28/98              11,200               11,159,081
  Duke Power Co., due 10/16/98 - 11/24/98                              20,100               19,903,289
  Ford Motor Credit Corp., due 9/03/98 - 2/16/99                       20,000               19,742,611
  General Electric Capital Corp., due 9/01/98 - 12/28/98               50,000               49,740,005
  General Motors Acceptance Corp., due 9/16/98 - 11/16/98              20,100               19,941,935
  General Re Corp., due 10/14/98                                        8,118                8,064,669
  Goldman Sachs Group LP, due 9/08/98 - 9/10/98                        20,000               19,974,945
  Lucent Tech, Inc., due 9/28/98 - 10/28/98                            22,000               21,854,325
  Merrill Lynch & Co., Inc., due 9/09/98 - 9/22/98                     20,000               19,955,358
  Minnesota Mining & Manufacturing Co., due 10/20/98 - 11/19/98        15,000               14,865,393
  Morgan (J.P.) & Co., Inc., due 10/15/98 - 12/11/98                   19,390               19,204,389
  Nationsbank Corp., due 10/08/98 - 1/14/99                            26,000               25,729,987
  Sheffield Receivables Corp., due 10/08/98                            10,000                9,943,370
  Wachovia Corp., due 9/21/98 - 9/23/98                                18,800               18,739,757
------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost                                               $  414,292,124
------------------------------------------------------------------------------------------------------

U.S. Government and Agency Obligations - 47.6%
------------------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/01/98 - 2/25/99                      $254,604           $  252,404,522
  Federal Home Loan Mortgage, due 9/01/98 - 12/07/98                  134,900              134,288,504
  Federal National Mortgage Assn., due 9/24/98 - 2/11/99              124,561              122,887,536
------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at Amortized Cost                         $  509,580,562
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 16.8%
------------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 8/31/98, due 9/01/98, total to
    be received $180,028,850 (secured by various U.S.
    Treasury and Federal Agency obligations held in a
    jointly traded account),
    at Cost                                                          $180,000           $  180,000,000
------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                          $1,103,872,686

Other Assets, Less Liabilities - (3.1)%                                                    (32,760,106)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,071,112,580
------------------------------------------------------------------------------------------------------

See notes to financial statements

PORTFOLIO OF INVESTMENTS -- August 31, 1998

MFS Government Money Market Fund
U.S. Government and Agency Obligations - 89.9%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
------------------------------------------------------------------------------------------------------
  Federal Farm Credit Bank, due 9/09/98 - 11/09/98                    $ 9,800              $ 9,752,148
  Federal Home Loan Bank, due 9/02/98 - 10/21/98                        9,100                9,066,763
  Federal Home Loan Mortgage, due 9/17/98 - 12/09/98                    6,400                6,348,190
  Federal National Mortgage Assn., due 9/15/98 - 1/19/99               13,302               13,157,368
  Tennessee Valley Authority, due 9/24/98 - 10/29/98                    2,000                1,987,863
------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at Amortized Cost                            $40,312,332
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 8.3%
------------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 8/31/98, due 9/01/98, total to be
    received $3,740,599 (secured by various U.S. Treasury
    and Federal Agency obligations held in a jointly
    traded account), at Cost                                          $ 3,740              $ 3,740,000
------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                             $44,052,332
Other Assets, Less Liabilities - 1.8%                                                          790,805
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $44,843,137
------------------------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
------------------------------------------------------------------------------------------------
                                                                MFS MONEY         MFS GOVERNMENT
AUGUST 31, 1998                                               MARKET FUND      MONEY MARKET FUND
------------------------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                 $  923,872,686            $40,312,332
  Repurchase agreements, at cost and value                    180,000,000              3,740,000
                                                           --------------            -----------
      Total investments, at amortized cost and value       $1,103,872,686            $44,052,332
  Cash                                                             80,913                    363
  Receivable for Fund shares sold                              19,568,530                893,030
  Interest receivable                                              28,850                    599
  Other assets                                                      3,397                    262
                                                           --------------            -----------
      Total assets                                         $1,123,554,376            $44,946,586
                                                           --------------            -----------
Liabilities:
  Distributions payable                                    $      408,655            $     4,641
  Payable for Fund shares reacquired                           51,737,586                 44,354
  Payable to affiliates -
    Management fee                                                 40,077                  1,800
    Shareholder servicing agent fee                                10,116                    405
    Administrative fee                                              1,329                     54
  Accrued expenses and other liabilities                          244,033                 52,195
                                                           --------------            -----------
      Total liabilities                                    $   52,441,796            $   103,449
                                                           --------------            -----------
Net assets (represented by paid-in capital)                $1,071,112,580            $44,843,137
                                                           ==============            ===========
Shares of beneficial interest outstanding                   1,071,112,580             44,843,137
                                                            =============             ==========
Net asset value, offering price, and redemption price
  per share (net assets / shares of beneficial
    interest  outstanding)                                      $1.00                   $1.00
                                                                =====                   =====

See notes to financial statements

Statements of Operations
MFS Money Market Fund
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1998
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $39,060,435
                                                                    -----------
  Expenses -
    Management fee                                                  $ 3,293,238
    Trustees' compensation                                               55,781
    Shareholder servicing agent fee                                     822,465
    Administrative fee                                                   98,748
    Transfer agent fee                                                  286,560
    Custodian fee                                                       223,989
    Printing                                                             32,301
    Postage                                                             156,420
    Auditing fees                                                        14,090
    Legal fees                                                            2,195
    Miscellaneous                                                       172,136
                                                                    -----------
      Total expenses                                                $ 5,157,923
    Fees paid indirectly                                               (182,487)
                                                                    -----------
      Net expenses                                                  $ 4,975,436
                                                                    -----------
        Net investment income                                       $34,084,999
                                                                    ===========

MFS Government Money Market Fund
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1998
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $2,645,073
                                                                     ----------
  Expenses -
    Management fee                                                   $  238,557
    Trustees' compensation                                                6,899
    Shareholder servicing agent fee                                      56,337
    Administrative fee                                                    6,702
    Transfer agent fee                                                   12,684
    Custodian fee                                                        19,420
    Printing                                                              1,744
    Postage                                                               6,675
    Auditing fees                                                        14,490
    Legal fees                                                            1,318
    Miscellaneous                                                        55,629
                                                                     ----------
      Total expenses                                                 $  420,455
    Fees paid indirectly                                                (15,603)
                                                                     ----------
      Net expenses                                                   $  404,852
                                                                     ----------
        Net investment income                                        $2,240,221
                                                                     ==========

See notes to financial statements

Statements of Changes in Net Assets

MFS Money Market Fund
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                    1998              1997
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as
    distributions to  shareholders             $   34,084,999      $ 27,586,652
                                               --------------      ------------
      Total increase (decrease) in net
        assets from Fund share transactions    $  436,872,649      $ (9,964,991)
Net assets:
  At beginning of period                          634,239,931       644,204,922
                                               --------------      ------------
  At end of period                             $1,071,112,580      $634,239,931
                                               ==============      ============

MFS Government Money Market Fund
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                    1998              1997
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as
    distributions to shareholders                 $ 2,240,221       $ 1,692,545
                                                  -----------       -----------
    Total increase (decrease) in net
      assets from Fund share transactions         $ 6,456,620       $(4,112,930)
Net assets:
  At beginning of period                           38,386,517        42,499,447
                                                  -----------       -----------
  At end of period                                $44,843,137       $38,386,517
                                                  ===========       ===========

See notes to financial statements

Financial Highlights

MFS Money Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      TEN MONTHS
                                                      YEAR ENDED AUGUST 31,                                ENDED         YEAR ENDED
                                           ---------------------------------------------------        AUGUST 31,        OCTOBER 31,
                                             1998            1997           1996          1995              1994               1993
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                                $ 1.00          $ 1.00         $ 1.00        $ 1.00            $ 1.00             $ 1.00
                                           ------          ------         ------        ------            ------             ------
Income from investment operations -
  Net investment income                    $ 0.05          $ 0.05         $ 0.05        $ 0.05            $ 0.02             $ 0.02
Less distributions declared
  to shareholders from net
  investment income                         (0.05)          (0.05)         (0.05)        (0.05)            (0.02)             (0.02)
                                           ------          ------         ------        ------            ------             ------
Net asset value - end of
 period                                    $ 1.00          $ 1.00         $ 1.00        $ 1.00            $ 1.00             $ 1.00
                                           ======          ======         ======        ======            ======             ======
Total return                                5.03%           4.61%          4.86%         5.04%             2.91%+             2.39%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                0.74%           0.80%          0.79%         0.76%             0.78%+             0.83%
  Net investment income                     4.88%           4.71%          4.78%         4.92%             2.95%+             2.39%
Net assets at end of period
  (000 omitted)                        $1,071,113        $634,240       $644,205      $410,798          $435,780           $350,316

 +Annualized.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

MFS Money Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                 1992          1991          1990          1989          1988
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                                     ------        ------        ------        ------        ------
Income from investment operations -
  Net investment income                                              $ 0.03        $ 0.06        $ 0.07        $ 0.08        $ 0.07
Less distributions declared to shareholders
  from net investment income                                          (0.03)        (0.06)        (0.07)        (0.08)        (0.07)
                                                                     ------        ------        ------        ------        ------
Net asset value - end of period                                      $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                                     ======        ======        ======        ======        ======
Total return                                                          3.35%         6.07%         7.99%         8.84%         7.12%
Ratios (to average net assets)/Supplemental data:
  Expenses                                                            0.87%         0.82%         0.76%         0.83%         0.83%
  Net investment income                                               3.36%         5.94%         7.60%         8.45%         6.72%
Net assets at end of period (000 omitted)                          $448,825      $541,945      $677,164      $676,382      $664,895

See notes to financial statements

FINANCIAL STATEMENTS -- continued

MFS Government Money Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     TEN MONTHS
                                                          YEAR ENDED AUGUST 31,                           ENDED          YEAR ENDED
                                           ---------------------------------------------------       AUGUST 31,         OCTOBER 31,
                                             1998            1997           1996          1995             1994                1993
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $ 1.00          $ 1.00         $ 1.00        $ 1.00            $ 1.00             $ 1.00
                                           ------          ------         ------        ------            ------             ------
Income from investment operations -
  Net investment income                    $ 0.05          $ 0.05         $ 0.05        $ 0.05            $ 0.02             $ 0.02
Less distributions declared to
  shareholders from net investment
  income                                    (0.05)          (0.05)         (0.05)        (0.05)            (0.02)             (0.02)
                                           ------          ------         ------        ------            ------             ------
Net asset value - end of period            $ 1.00          $ 1.00         $ 1.00        $ 1.00            $ 1.00             $ 1.00
                                           ======          ======         ======        ======            ======             ======
Total return                                4.85%           4.81%          4.73%         4.92%             2.64%+             2.33%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                0.88%           0.85%          0.89%         0.84%             1.05%+             0.99%
  Net investment income                     4.70%           4.02%          4.64%         4.82%             2.64%+             2.20%
Net assets at end of period
  (000 omitted)                           $44,843         $38,387        $42,499       $38,440           $38,347            $35,576

 +Annualized.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.


MFS Government Money Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                 1992          1991          1990          1989          1988
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                                     ------        ------        ------        ------        ------
Income from investment operations -
  Net investment income                                              $ 0.03        $ 0.06        $ 0.07        $ 0.08        $ 0.06
Less distributions declared to shareholders
  from net investment income                                          (0.03)        (0.06)        (0.07)        (0.08)        (0.06)
                                                                     ------        ------        ------        ------        ------
Net asset value - end of period                                      $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                                     ======        ======        ======        ======        ======
Total return                                                          3.27%         5.68%         7.55%         8.61%         6.47%
Ratios (to average net assets)/Supplemental data:
  Expenses                                                            0.87%         0.83%         0.80%         0.85%         0.74%
  Net investment income                                               3.28%         5.53%         7.34%         8.29%         6.29%
Net assets at end of period (000 omitted)                           $47,629       $50,655       $53,701       $51,619       $50,343

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Money Market Fund and MFS Government Money Market Fund (the Funds) are each a separate, diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Funds may enter into repurchase agreements with institutions that the Funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Funds require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. The Funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Funds under each such repurchase agreement. The Funds, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Funds' custody fee is calculated as a percentage of the Funds' month end net assets. The fees are reduced according to fee arrangements that measure the value of cash deposited with the custodian by the Funds. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Funds' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of their taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Funds file a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Funds' tax returns and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

Distributions to shareholders are recorded on the ex-dividend date. The Funds distinguish between distributions on a tax basis and a financial reporting basis and require that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Funds have an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed and paid monthly at the following annual rates:

                         BASED ON AVERAGE NET ASSETS
                         ---------------------------
            First $300 million                              0.500%
            Next $400 million                               0.450%
            Next $300 million                               0.400%
            In excess of $1 billion                         0.350%

The Funds pay no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Funds from MFS. Certain officers and Trustees of the Funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Funds have an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation for MFS Money Market Fund and MFS Government Money Market Fund are net periodic pension expenses of $18,161 and $2,524, respectively for the year ended August 31, 1998.

Administrator - The Funds have an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As partial reimbursement for the cost of providing these services, the Funds pay MFS an administrative fee at the following annual percentages of the Funds' average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements for MFS Money Market Fund, aggregated $20,677,890,755 and $20,321,880,866, respectively.

Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements for MFS Government Money Market Fund, aggregated $820,619,323 and $822,950,112, respectively.

(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($1.00 par value). Transactions in Fund shares were as follows:

MFS Money Market Fund
                                                               YEAR ENDED            YEAR ENDED
                                                          AUGUST 31, 1998       AUGUST 31, 1997
-----------------------------------------------------------------------------------------------
Shares sold                                                17,538,171,079         8,979,377,073
Shares issued to shareholders in reinvestment of
  distributions                                                24,382,673            21,300,694
Shares reacquired                                         (17,125,681,103)       (9,010,642,758)
                                                          ---------------       ---------------
    Net increase (decrease)                                   436,872,649            (9,964,991)
                                                          ===============       ===============

MFS Government Money Market Fund
                                                               YEAR ENDED            YEAR ENDED
                                                          AUGUST 31, 1998       AUGUST 31, 1997
-----------------------------------------------------------------------------------------------
Shares sold                                                   669,593,096           118,706,075
Shares issued to shareholders in reinvestment of
  distributions                                                 1,902,955             1,548,739
Shares reacquired                                            (665,039,431)         (124,367,744)
                                                             ------------          ------------
    Net increase (decrease)                                     6,456,620            (4,112,930)
                                                             ============          ============

(6) Line of Credit
The Funds and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to MFS Money Market Fund and MFS Government Money Market Fund for the year ended August 31, 1998, were $4,175 and $300, respectively.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and Shareholders of MFS Money Market Fund and MFS Government Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Money Market Fund and MFS Government Money Market Fund (two of the series constituting MFS Series Trust IV) as of August 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended August 31, 1998, the ten months ended August 31, 1994 and for each of the years in the six-year period ended October 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of MFS Money Market Fund and MFS Government Money Market Fund at August 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 9, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

--------------------------------------------------------------------------------

MFS(R) MONEY MARKET FUND
MFS(R) GOVERNMENT MONEY MARKET FUND

TRUSTEES                                           SECRETARY
Richard B. Bailey* - Private Investor;             Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                          ASSISTANT SECRETARY
                                                   James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                   CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive      State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified
services company)                                  AUDITORS
                                                   Deloitte & Touche LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                               INVESTOR INFORMATION
                                                   For MFS stock and bond market outlooks, call toll
William J. Poorvu - Adjunct Professor, Harvard     free: 1-800-637-4458 anytime from a touch-tone
University Graduate School of Business             telephone.
Administration
                                                   For information on MFS mutual funds, call your
Charles W. Schmidt - Private Investor              financial adviser or, for an information kit,
                                                   call toll free: 1-800-637-2929 any business day
Arnold D. Scott* - Senior Executive                from 9 a.m. to 5 p.m. Eastern time (or leave a
Vice President, Director, and Secretary,           message anytime).
MFS Investment Management
                                                   INVESTOR SERVICE
Jeffrey L. Shames* - Chairman, Chief               MFS Service Center, Inc.
Executive Officer, and Director,                   P.O. Box 2281
MFS Investment Management                          Boston, MA 02107-9906

Elaine R. Smith - Independent Consultant           For general information, call toll free:
                                                   1-800-225-2606 any business day from
David B. Stone - Chairman and Director,            8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment advisers)                              For service to speech- or hearing-impaired, call
                                                   toll free: 1-800-637-6576 any business day from
INVESTMENT ADVISER                                 9 a.m. to 5 p.m. Eastern time. (To use this
Massachusetts Financial Services Company           service, your phone must be equipped with a
500 Boylston Street                                Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                   For share prices, account balances, and
DISTRIBUTOR                                        exchanges, call toll free: 1-800-MFS-TALK
MFS Fund Distributors, Inc.                        (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                telephone.
Boston, MA 02116-3741
                                                   WORLD WIDE WEB
PORTFOLIO MANAGER                                  www.mfs.com
Jean O. Alessandro*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

MFS(R) MONEY MARKET FUND                                      ------------------
MFS(R) GOVERNMENT MONEY MARKET FUND                               Bulk Rate
                                                                 U.S. Postage
[Logo] MFS(R)                                                        Paid
INVESTMENT MANAGEMENT                                                MFS
  We invented the mutual fund(R)                              ------------------


500 Boylston Street
Boston, MA 02116-3741













(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                       MCM-2 10/98 55M 10/310/22